[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit 10.42
Execution Version - CONFIDENTIAL

AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT
between
DEXCOM, INC. and VERILY LIFE SCIENCES LLC (FORMERLY GOOGLE LIFE SCIENCES LLC)
THIS AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT (“First Amendment”) to the Collaboration Agreement (as defined below) is made effective as of October 25, 2016 (the “First Amendment Effective Date”) by and between DexCom, Inc. (hereinafter referred to as “DexCom”), having its principal place of business at 6340 Sequence Drive, San Diego, California 92121, and Verily Life Sciences LLC (formerly Google Life Sciences LLC) (“Verily”) having its principal place of business at 1600 Amphitheatre Parkway, Mountain View, CA 94043. DexCom and Verily are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”
WHEREAS, DexCom and Verily are parties to a Collaboration and License Agreement effective August 10, 2015 (the “Collaboration Agreement”); and
WHEREAS, the Parties desire to amend the Collaboration Agreement in accordance with the provisions of this Amendment;
NOW, THEREFORE, as of the First Amendment Effective Date, in consideration of the mutual covenants and promises herein contained, the Parties agree as follows:
1.Amendment to the defined term “GLS”. In each instance that the defined term “GLS” is used, including as part of other defined terms, it is hereby amended and replaced with the defined term “Verily”.
2.    Amendment of Section 1.13. A new Section 1.13 of the Collaboration Agreement is hereby inserted to read entirely as follows, and the remainder of Section 1 is hereby renumbered accordingly:
““Collaboration Copyright” means any copyright in Collaboration IP. Copyrights shall be considered “conceived” when such copyrights are first fixed in a tangible medium.”
3.    Amendment of Section 1.14. Section 1.14 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Collaboration IP” means subject matter first conceived by or on behalf of a Party’s employees or Third Parties acting on such Party’s behalf, in each case in the course of activities conducted pursuant to the [***] and Commercialization Plan (whether alone or jointly with others), excluding any such subject matter [***].”
4.    Amendment of Section 1.17. The last sentence of Section 1.17 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

“Notwithstanding the foregoing, a Continuous Interstitial Glucose Monitoring Product excludes systems and components thereof to the extent specific or intended specifically for [***].”
5.    Amendment of Section 1.27. Section 1.27 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Verily Know-How” means any and all Know-How (a) incorporated by Verily into the First Product or Second Product or (b) otherwise used by Verily for its performance of the Development Program (or provided by Verily to DexCom in connection with the Development Program) and reasonably necessary for the Development, Manufacture or Commercialization of the First Product or Second Product within the Field in the Territory. The foregoing definition shall exclude any and all Know-How directed to [***] but include Know-How related to (i) [***] and (ii) [***].”
6.    Amendment of Section 1.28. Section 1.28 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to insert the following at the end of the definition:
“, but in each case of (a) through (d), excluding any and all Patents directed to [***] to the extent the Patents do not cover (i) [***], or (ii) [***].”
7.    Amendment of Section 1.29. Section 1.29 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Verily IP” means the Verily Licensed Patents, Verily Collaboration Copyrights and Verily Know-How.”

8.    Amendment of Sections 1.33, 1.34, 1.45 and 1.7. Each of Sections 1.33, 1.34 1.45 and 1.57 (as renumbered pursuant to the above) of the Collaboration Agreement are hereby amended to read entirely as follows:
“[intentionally omitted]”
9.    Amendment of Section 1.58. Section 1.58 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Sensor Technology” means (a) [***], (b) [***], (c) [***], (d) [***], and (e) the [***].”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

10.    Amendment of Section 3.1.1(b). Section 3.1.1(b) of the Collaboration Agreement is hereby amended to update the cross reference to the definition of Product from 1.49 to 1.50, consistent with the renumbering in Section 1.
11.    Amendment of Section 4.1. Section 4.1 of the Collaboration Agreement is hereby amended such that the last reference to “Dexcom” is replaced with “DexCom.”
12.    Amendment of Section 7.1.1. Section 7.1.1 of the Collaboration Agreement is hereby amended such that the references to the defined term “Products” are replaced with the defined term “[***]”.
13.    Amendment of Section 7.1.3. Section 7.1.3 of the Collaboration Agreement is hereby amended to read entirely as follows:
“License to [***]. Verily hereby grants to DexCom a [***], sublicensable (through multiple tiers), [***] license under any [***] for all purposes and applications [***]. For clarity, to the extent the foregoing license overlaps with the licenses granted in Section 7.1.1, (a) the foregoing license shall not limit the [***] granted to DexCom in such licenses granted under Section 7.1.1 and (b) the [***] nature of the foregoing license does not limit DexCom’s payment obligations under Article 8.”
14.    Amendment of Section 7.1.4. Section 7.1.4 of the Collaboration Agreement is hereby amended such that the reference to the defined term “Products” is replaced with the defined term “[***]”.
15.    Amendment of Section 7.2. Section 7.2 of the Collaboration Agreement is hereby amended to read entirely as follows:
“7.2    License to Verily.
7.2.1    License to Perform Development. Subject to the terms and conditions of this Agreement, DexCom hereby grants to Verily [***] sublicensable (subject to Section 7.1.4), [***] license to make, use and otherwise exploit Know-How and Patents controlled by DexCom and its Affiliates to perform its obligations under the [***].

7.2.2	[intentionally omitted]”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

16.    Insertion of Section 7.6. A new Section 7.6 of the Collaboration Agreement is hereby inserted to read entirely as follows:
“IC Supply. Verily shall notify DexCom of one or more [***] that are authorized to [***] and set forth in the [***] or Commercialization Plan (the “Integrated Circuits”). DexCom shall have the right to [***] (“Supply Agreement”). Verily will use Commercially Reasonable Efforts to help DexCom obtain [***]. Verily shall provide each [***] that has entered into [***] with DexCom all rights, licenses, information and know-how necessary for the [***]. DexCom shall have the right to [***] in the exercise of the rights granted to DexCom under this Agreement.”
17.    Amendment of Section 9.1.1. Section 9.1.1 of the Collaboration Agreement is hereby amended to read entirely as follows:
“General. As between the Parties, all right, title and interest to Collaboration IP first conceived (a) (i) solely by or on behalf of DexCom in the course of activities conducted pursuant to the [***] or Commercialization Plan (“DexCom Collaboration IP”) and all intellectual property rights therein shall be solely owned by DexCom, (b) solely by or on behalf of Verily in the course of activities conducted pursuant to the [***] or Commercialization Plan (“Verily Collaboration IP”) and all intellectual property rights therein shall be solely owned by Verily and (c) jointly by or on behalf of each Party in the course of activities conducted pursuant to the [***] or Commercialization Plan (“Joint Collaboration IP”), and all intellectual property rights therein shall be jointly owned by DexCom and Verily. Subject to the licenses and other rights granted to the other Party herein (including in Article 7), (i) each Party reserves the right to use, practice or otherwise exploit any and all sole inventions (DexCom Collaboration IP with respect to DexCom and Verily Collaboration IP with respect to Verily) and Joint Collaboration IP; and (ii) neither Party shall have any obligation to account to the other Party for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit any Joint Collaboration IP or intellectual property with respect thereto, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the applicable Law of any jurisdiction to require any such approval or accounting.”

18.    Amendment of Sections 9.1.2 and 9.1.3. Each of Sections 9.1.2 and 9.1.3 of the Collaboration Agreement are hereby amended to read entirely as follows:
“[intentionally omitted]”

19.    Amendment of Section 12.4. Section 12.4 of the Collaboration Agreement is hereby amended to read entirely as follows:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

“Termination after Expiration of [***]. DexCom shall have the right to terminate this Agreement upon the expiration of the last to expire Patent within the [***].”

20.    Amendment of Section 12.5.3. Section 12.5.3 of the Collaboration Agreement is hereby amended to read entirely as follows:
“General Survival. Sections 7.1.3 and this Section 12.5, and Article 1, Article 10, Article 13, and Article 14, shall survive expiration or termination of this Agreement for any reason. Except as otherwise provided in this Section 12.5, all rights and obligations of the Parties under this Agreement shall terminate upon expiration or termination of this Agreement for any reason.”

21.    Amendment of Section 12.5.4(b). Section 12.5.4(b) of the Collaboration Agreement is hereby amended to read entirely as follows:
“In the event of a termination by DexCom pursuant to Section 12.2 after Launch of the First Product (or if the First Product is never Launched, then the Launch of the Second Product), (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) [***] after the termination date, each Party’s obligations under [***] shall terminate, [***] and (ii) after such [***] period, only those rights and obligations set forth in Section 12.5.3 shall survive, and in addition, (1) the [***] referenced in [***] shall be [***], and (2) the [***] in [***].”

22.    Amendment of Section 12.5.4(c). Section 12.5.4(c) of the Collaboration Agreement is hereby amended to read entirely as follows:
“In the event of a termination by Verily pursuant to Section 12.2after Launch of the First Product (or if the First Product is never Launched, then the Launch of the Second Product) or by either Party pursuant to Sections 12.3.1 (if a Product has been Launched pursuant to this Agreement) or 12.3.2, subject to Section 12.5.4(d) below, (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that [***] after the termination date (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) each Party’s obligations under [***] shall terminate, [***] and (ii) [***].”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

23.    Insertion of Section 12.5.4(d). A new Section 12.5.4(d) of the Collaboration Agreement is hereby inserted to read entirely as follows:
“In the event of a termination by DexCom pursuant to Section 12.2 or Verily pursuant to Sections 12.3.1 (if a Product has been Launched pursuant to this Agreement) or 12.3.2, with written notice to Verily within thirty (30) days of such termination, DexCom shall have the right to extend the provisions of Section 12.5.4(b) or (c), as applicable, by an additional period of [***], such that: (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that [***] after the termination date (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) each Party’s obligations under [***] shall terminate, [***] (ii) [***].”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

IN WITNESS WHEREOF, the Parties have executed this First Amendment in duplicate originals by their duly authorized representatives as of the Effective Date.

VERILY LIFE SCIENCES LLC		DEXCOM, INC.

By:	/s/ Andrew Conrad	By:	/s/ Jess Roper

Name:	Andrew Conrad	Name:	Jess Roper

Title:	Authorized Signatory	Title:	CFO